                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): May 18, 2006

                             ARADYME CORPORATION
             (Exact name of registrant as specified in its charter)

           Delaware                       000-50038             33-0619254
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
 incorporation or organization)                              Identification No.)

                 1255 North Research Way,
                        Suite Q3500
                        Orem, Utah                          84097
         (Address of principal executive offices)         (Zip code)

                                  801-705-5000
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

            ITEM 3.02--RECENT SALES OF UNREGISTERED SECURITIES

         On May 18 and 19, 2006, Aradyme Corporation entered into consulting agreements with two independent contractors, each of which is not an affiliate of Aradyme, under which an aggregate of up to 2,200,000 shares of common stock and warrants to purchase an additional 3,000,000 shares of common stock may be issued. The consultants will assist Aradyme in contacting potential new institutional investors, preparing marketing materials for those potential investors, and creating communication and visibility strategies.

         Upon execution of the agreements, 600,000 shares of common stock and warrants to purchase an additional 1,500,000 shares of common stock (500,000 of which have an exercise price of $0.234 and 250,000 of which have an exercise price of $0.241, which is 120% of the average trading price of Aradyme's common stock on the 20 trading days immediately preceding the execution date of the respective agreements; and 500,000 of which have an exercise price of $0.390 and
250,000 of which have an exercise price of $0.402, which is 200% of the average trading price of Aradyme's common stock on the 20 trading days immediately preceding the execution date of the respective agreements) were issued.

         The consultants negotiated the terms of the transactions directly with
Aradyme's executive officers. No general solicitation was used, no commission or other remuneration was paid in connection with these transactions, and no underwriter participated. The consultants acknowledged, in writing, the receipt of restricted securities and consented to a legend on the certificates issued and stop-transfer instructions with the transfer agent. This transaction was effected in reliance on the exemption from registration provided in Section 4(2)
of the Securities Act of 1933, as amended, for transactions not involving any public offering.

                                EXPLANATORY NOTE

         The information in Item 7.01 of this report and exhibits 99.01 and
99.02 are being furnished pursuant to Item 7.01 of Form 8-K and General
Instruction B.2 thereunder. Such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Exchange Act of
1933, as amended.

                       ITEM 7.01--REGULATION FD DISCLOSURE

         On May 23, 2006, Aradyme Corporation issued a public release, a copy of which is attached as Exhibit 99.01, announcing posting of a letter to its shareholders, a copy of which is attached as Exhibit 99.02.

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                  ITEM 9.01--FINANCIAL STATEMENTS AND EXHIBITS

         The following are filed as exhibits to this report:

   Exhibit
    Number                Title of Document                      Location
-------------- ------------------------------------------------- ---------------

     99        Miscellaneous
-------------- ------------------------------------------------- ---------------
    99.01      Public release dated May 23, 2006                 Attached

    99.02      Aradyme Corporation's Letter of May 23, 2006,     Attached
               to Shareholders

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ARADYME CORPORATION
                                              Registrant

Dated: May 23, 2006                           By: /s/ James R. Spencer
                                                  James R. Spencer,
                                                  Chief Executive Officer

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